OPTION AGREEMENT


         THIS OPTION AGREEMENT ("Agreement") made and entered into as of the 3rd day of November, 1995, by and between RIVERSIDE JOINT VENTURE, a Missouri general partnership ("Venture"), and HARRAH'S MARYLAND HEIGHTS LLC, a Delaware limited liability company ("Harrah's").

                               STATEMENT OF FACTS

         A. Harrah's is the owner of certain land (the "Harrah's Property"), located in the City of Maryland Heights, St. Louis County, Missouri, the same being more particularly described in Exhibit A attached to this Agreement and made a part hereof.

         B. The Venture is the owner of certain land (the "Venture Property") lying adjacent to the Harrah's Property and located in the City of Maryland Heights, St. Louis County, Missouri, the same being more particularly described in Exhibit B attached to this Agreement and made a part hereof.

         C. The Venture has heretofore entered into a certain Ground Lease with Harrah's dated as of November 3, 1995 (the "Ground Lease") pursuant to which the Venture has leased the Harrah's Property from Harrah's, a Memorandum of which was recorded on November ____, 1995, as Daily No. ______ of the Office of the Recorder of Deeds for St. Louis County, Missouri.

         D. Harrah's and the Venture have also entered into as of the date hereof a Reciprocal Easement Agreement (the "Reciprocal Easement Agreement") which was recorded on November ____, 1995 as Daily No. ________ of the Office of the Recorder of Deeds for St. Louis County, Missouri granting easement rights over the Harrah's Property to the Venture and over the Venture Property to Harrah's.

         E. The Venture has agreed to grant Harrah's an option to purchase the Venture Property upon the expiration or termination of the Ground Lease for its Fair Market Value (as defined below).

                                    AGREEMENT

         In consideration of the mutual covenants contained in this Agreement, the parties hereto agree as follows:

         1. Option to Purchase. The Venture hereby grants Harrah's an exclusive option to purchase the Venture Property (the "Option") from the Venture, on the terms and subject to the conditions set forth in this Agreement.

         2. Consideration; Term. The Venture grants this option to Harrah's in exchange for Ten Dollars ($10.00) and other good and valuable consideration (including without limitation the execution and delivery of the Ground Lease and Reciprocal Easement

Agreement), receipt of which is hereby acknowledged. Subject to the terms and conditions set forth herein, the term of this Agreement shall commence on the date hereof and shall terminate sixty (60) days after the expiration or termination of the Ground Lease (the "Expiration Date").

         3. Exercise of Option. So long as Harrah's is not in default under the terms of this Agreement and the term of this Agreement has not expired, Harrah's shall have the right upon the expiration or termination of the Ground Lease (the "Ground Lease Expiration") to exercise the Option. In order to effectively exercise the Option, Harrah's shall simultaneously give the Venture written notice of Harrah's intent to exercise the option.

         The Option must be exercised, if at all, after the Ground Lease Expiration but prior to the Expiration Date, and if not so exercised this Agreement shall automatically expire and terminate. The date upon which Harrah's exercises the Option by notice to the Venture is hereinafter called the "Exercise Date".

         4. Purchase Price. The Purchase Price for the Property (the "Purchase Price") shall be equal to its Fair Market Value (as defined below). "Fair Market Value" as used above shall be determined pursuant to an MAI (or comparable) real estate appraisal as follows: Harrah's and the Venture shall within twenty (20) days following the Exercise Date agree upon a qualified real estate appraiser to determine the Fair Market Value of the Venture Property. If Harrah's and the Venture are unable to agree upon a single real estate appraiser to determine Fair Market Value within such initial twenty (20) day period, then Harrah's and the Venture shall within forty (40) days after the Exercise Date each select a qualified real estate appraiser. The two (2) appraisers selected by Harrah's and the Venture shall select a third qualified appraiser within ten (10) days following their appointment, and the three (3) appraisers shall independently determine the Fair Market Value of the Venture Property and Fair Market Value as used herein shall be one-third of the aggregate sum of the Fair Market Values determined by such appraisers unless the appraisal of one of such appraisers differs by more than ten percent (10%) from the average amount of the other two
(2) in which case it will be disregarded and such average amount of the other two (2) appraisals shall be Fair Market Value. The real estate appraiser(s) shall promptly after appointment render a written report to the parties, in customary form which specifies the basis for his (or their) determination. If either party fails to select a real estate appraiser, as provided above, the real estate appraiser selected by the other party shall determine Fair Market Value. If a single real estate appraiser determines Fair Market Value, as provided above, the parties shall share equally the fee and out-of-pocket expenses of such real estate appraiser. If three (3) real estate appraisers determine Fair Market Value, as provided above, then each party shall be responsible for all fees and expenses of the real estate appraiser selected by it, and the parties shall share equally the fee and expenses of the third appraiser selected by the other appraisers.

         5. Closing. Harrah's shall purchase the Property "AS IS" and no representations or warranties as to the condition or nature of the Property are made or implied by the Venture under this Agreement. Any monetary encumbrances on the Property shall be removed on or before Closing. Closing pursuant to this Agreement (the "Closing" or "Closing Date") shall be on a date selected by Harrah's, which date shall be a business day which is not sooner than thirty
(30) days nor later than sixty (60) days after the Exercise Date at 10:00 a.m., St. Louis time, or on such earlier date or at such different time as the parties shall mutually agree in writing, in the offices of the Harrah's counsel.

         6. Closing Terms and Procedures. The Venture shall prepare or cause to be prepared a closing statement to be delivered to Harrah's before Closing reflecting all adjustments, prorations and credits to the Purchase Price made pursuant to this Agreement. At Closing, the Venture shall deliver a special warranty deed conveying the Venture Property to Harrah's free and clear of all encumbrances other than those non-monetary encumbrances noted in the title report received at the time of the Venture's acquisition of the Venture Property, if any, and encumbrances thereafter created or approved by Harrah's or any affiliate of the Venture. At Closing, Harrah's shall deliver the Purchase Price, as adjusted, in the form of cash or by wire transfer, and both parties shall, at Closing, deliver all other documents as shall be reasonably required to fully consummate the transactions described herein.

         7. Adjustments, Prorations, Credits and Payments. The following adjustments, prorations and credits to the Purchase Price shall be computed and made as of the Closing and shall be reflected on the closing statement:

            (a) Real estate taxes and assessments and Levee District taxes and assessments for the then current year and rents and other customary items shall be prorated between the parties. Whenever this Agreement provides that charges or credits shall be prorated as of Closing, the Venture shall be charged or credited, as the case may be, with the day of Closing.

            (b) Harrah's shall pay all costs of title searches for the Venture Property and the title insurance premium and all other costs and fees related to the issuance of a policy of title insurance covering the Venture Property, the issuance of which in a form satisfactory to Harrah's shall be a condition to Harrah's obligation to close hereunder.

            (c) The Venture shall furnish Harrah's with a copy of the Venture's existing survey of the Property. In the event Harrah's shall order and obtain an additional survey, Harrah's shall do so at its sole cost and expense.

            (d) Except as expressly provided herein, each party shall pay its own attorneys' fees and expenses and all other costs and expenses incurred by it in connection with this Agreement and the transactions described herein.

         9. Harrah's Default. If Harrah's shall fail to complete the purchase as provided by this Agreement by reason of any default of Harrah's under the terms of this Agreement, and shall fail to cure such default within thirty (30) days after written notice of such default from the Venture, the Venture shall be released from the Venture's obligation to sell the Venture Property to Harrah's and from any other obligation pursuant to this Agreement.

         10. Venture's Default. In the event of default by the Venture in performance of its obligations hereunder, Harrah's shall, at Harrah's option, be entitled to all rights and remedies at law or in equity.

         11. Assignment. Harrah's shall not, without the prior written consent of the Venture (which consent shall not unreasonably be withheld), sell, assign or transfer, whether by operation of law, merger, acquisition or otherwise, all or any of its rights under this Agreement, except or in connection with a Permitted Transfer of the Project Property as provided in the Partnership Agreement of the Venture.

         12. Successors and Assigns. Subject to the restriction on assignment set forth above, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the respective parties and their successors and assigns in accordance with the terms of this Agreement.

         13. Notices. All notices required or permitted to be given pursuant to this Agreement shall be effective only if in writing given as provided in this Section. Notices shall be deemed given and received upon deposit in the United States mail, as registered or certified mail, postage prepaid, return receipt requested, or when delivered personally addressed as follows:

         If to Venture:

                  Riverside Joint Venture
                  c/o Harrah's Entertainment, Inc.
                  1023 Cherry Road
                  Memphis, TN  38117
                  Attention:  General Counsel

         with a copy to:

                  Players MH, L.P.
                  c/o Players International, Inc.
                  1300 Atlantic Avenue, Suite 800
                  Atlantic City, NJ  08401

         If to Harrah's:

                  Harrah's Maryland Heights LLC
                  c/o Harrah's Entertainment, Inc.
                  1023 Cherry Road
                  Memphis, TN  38117
                  Attention:  General Counsel

or to such other address as the party to receive such notice shall theretofore have furnished to the other party by notice given in accordance with this Section.

         14. Entire Agreement. This Agreement is the entire agreement between the parties with respect to the subject matter hereof and sets forth all the terms, covenants, agreements, conditions, undertakings, representations and warranties of the parties and supersedes all prior understandings, inducements, promises, warranties and representations, express or implied, oral or written, and may be amended only by written agreement, signed by both parties to this Agreement.

         15. Headings. Section headings are for convenience only and shall not be construed to affect the meaning or scope of any provision of this Agreement.

         16. Applicable Law. This Agreement shall be governed, and the rights and liabilities of the parties determined, by the laws of the State of Missouri.

         17. Severability. All terms and provisions of this Agreement and all other documents executed in connection herewith and therewith are severable, and any term or provision or the application thereof to any person or situation which may be prohibited or unenforceable by law shall be ineffective to the extent of such prohibition or unenforceability without affecting the remainder of such document, any other application of such term or provision or any other document.

         18. Memorandum of Option. Upon the execution hereof, Harrah's and the Venture shall execute and Harrah's shall record in the St. Louis County, Missouri records, at its sole cost and expense, a Memorandum of Option Agreement in the form attached hereto as Exhibit C.

         19. Subordination. Harrah's agrees to subordinate its rights under this Agreement to the lien of any institutional lender which secures its loan with a mortgage or deed of trust on the Venture Property consented to by Harrah's or any affiliate of Harrah's.

         20. Rule Against Perpetuities. If the rule against perpetuities or any rule of law with respect to restrictions on the alienation of property or any other rule of law shall limit the time when any event contemplated by this Option may occur, the happening of such event shall not be impaired within any period permitted by such rule. Such period with respect to the rule against perpetuities shall expire upon the expiration of twenty (20) years after the death of the last survivor of the following individuals:

                    Emily Rosenberg of Memphis, Tennessee
                    Dylan Loveland of Memphis, Tennessee
                    Dylan Buffalo of Germantown, Tennessee

         The intent of this provision is to allow to the maximum extent permissible by an applicable rule of law the occurrence of any event contemplated by this Option.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                    RIVERSIDE JOINT VENTURE, a Missouri general partnership

                    BY:      PLAYERS MH, L.P., its General Partner

                             BY:      PLAYERS MARYLAND HEIGHTS,
                                      INC., its sole general partner
(SEAL)

                                      By: /s/ Steven P. Perskie
                                          ---------------------------------
                                               Steven P. Perskie, Secretary

                    BY:      HARRAH'S MARYLAND HEIGHTS
                             CORPORATION, its General Partner
(SEAL)

                             By: /s/ William S. Rosenberg
                                 ---------------------------------------
                                      William S. Rosenberg
                             Title:            Authorized Representative


                    HARRAH'S MARYLAND HEIGHTS LLC

                    BY:      HARRAH'S MARYLAND HEIGHTS
                             OPERATING COMPANY, its Managing Member
(SEAL)

                             By:  /s/ William S. Rosenberg
                                 ---------------------------------------
                                      William S. Rosenberg
                             Title:            Authorized Representative

                                    EXHIBIT A

                              ("Harrah's Property")

The following real estate is located in the County of St. Louis, State of Missouri:

         Lot 1 of Riverside Center, a subdivision, according to subdivision plat recorded in Plat Book 339, Pages 94 through 97 in the Office of the Recorder of Deeds for St. Louis County, Missouri, as said Lot 1 of Riverside Center has been adjusted pursuant to boundary adjustment plat recorded in Plat Book ____, Page ____ in the Office of the Recorder of Deeds for St. Louis County, Missouri.

                                    EXHIBIT B

                              ("Venture Property")



The following real estate located in the County of St. Louis, State of
Missouri:

         Lots 3, 4 and 5 of Riverside Center, a subdivision, according to subdivision plat recorded in Plat Book 339, Pages 94 through 97 in the Office of the Recorder of Deeds for St. Louis County, Missouri.

                                    EXHIBIT C


                              MEMORANDUM OF OPTION


         THIS MEMORANDUM OF OPTION AGREEMENT, executed as of this ______ day of November, 1995, by RIVERSIDE JOINT VENTURE, a Missouri general partnership ("Venture") and HARRAH'S MARYLAND HEIGHTS LLC, a Delaware limited liability Company ("Harrah's").

         Pursuant to a certain Option Agreement between the Venture and Harrah's dated as of the ______ day of November, 1995 (the "Option Agreement"), Venture has granted and does hereby grant to Harrah's an option to purchase the real property described on Schedule A hereto and incorporated herein (the "Property") for the price and upon such further terms and conditions as are therein provided. The option term commences on the date hereof and terminates sixty (60) days after the date of the expiration or termination of that certain Ground Lease between the Venture and Harrah's of even date, a memorandum of which has been recorded with the Recorder of Deeds of St. Louis County, Missouri on November _____, 1995 as Daily No. _____________, unless earlier terminated as provided in the Option Agreement.

         IN WITNESS WHEREOF, the parties have executed this Notice of Option Agreement as of the day and year first above written.

                    RIVERSIDE JOINT VENTURE, a Missouri general partnership

                    BY:      PLAYERS MH, L.P., its General Partner

                             BY:      PLAYERS MARYLAND HEIGHTS,
                                      INC., its sole general partner
(SEAL)

                                      By:
                                         ----------------------------------
                                               Steven P. Perskie, Secretary

                    BY:      HARRAH'S MARYLAND HEIGHTS
                             CORPORATION, its General Partner
(SEAL)

                             By:
                                -------------------------------------------
                                      William S. Rosenberg
                                      Authorized Representative

                                HARRAH'S MARYLAND HEIGHTS LLC

                                BY:      HARRAH'S MARYLAND HEIGHTS
                                         OPERATING COMPANY, its Managing Member
(SEAL)

                                         By:
                                         -------------------------------------
                                                William S. Rosenberg
                                                Authorized Representative

STATE OF MISSOURI     )
                      )         SS
CITY OF ST. LOUIS     )

         On this _______ day of November, 1995, before me appeared STEVEN P. PERSKIE to me personally known, who, being by me duly sworn, did say that he is the Secretary of PLAYERS MARYLAND HEIGHTS, INC., a Missouri corporation which is the general partner of PLAYERS MH, L.P., a Missouri limited partnership, which in turn is a general partner of RIVERSIDE JOINT VENTURE, a Missouri general partnership, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation for said limited partnership as a general partner of said general partnership, by authority of its Board of Directors and said STEVEN P. PERSKIE acknowledged said instrument to be the free act and deed of said corporation, said limited partnership and said general partnership.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the City and State aforesaid, the day and year first above written.


                                         ________________________________
                                                  Notary Public
My commission expires:

STATE OF MISSOURI     )
                      )         SS
CITY OF ST. LOUIS     )

         On this _______ day of November, 1995, before me appeared WILLIAM S. ROSENBERG, to me personally known, who, being by me duly sworn, did say that he is the Authorized Representative of HARRAH'S MARYLAND HEIGHTS CORPORATION, a corporation of the State of Nevada, a general partner of RIVERSIDE JOINT VENTURE, a Missouri general partnership, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation as a general partner of said partnership, by authority of its Board of Directors and said WILLIAM S. ROSENBERG acknowledged said instrument to be the free act and deed of said corporation and said general partnership.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the City and State aforesaid, the day and year first above written.

                                         ________________________________

                                                   Notary Public
My commission expires:


STATE OF MISSOURI     )
                      )        SS
CITY OF ST. LOUIS     )

         On this _____ day of November, 1995, before me appeared WILLIAM S. ROSENBERG to me personally known, who, being by me duly sworn, did say that he is the Authorized Representative of HARRAH'S MARYLAND HEIGHTS OPERATING COMPANY, a Nevada corporation which is the Managing Member of HARRAH'S MARYLAND HEIGHTS LLC, a Delaware limited liability company, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation acting as the Managing Member of said limited liability company, and said WILLIAM S. ROSENBERG acknowledged said instrument to be the free act and deed of said limited liability company.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the City and State aforesaid, the day and year first above written.


                                         ________________________________
                                                    Notary Public


My commission expires:

                                   Schedule A